Ex(10)D

November 1, 2001

Target Corporation
777 Nicollet Mall
Minneapolis, MN 55402
Attention: Sara Ross

  RE:
  Five-year Credit Agreement dated as of June 22, 2000 by and among Target Corporation, as Borrower, Bank of America, N.A., as Agent, and the Banks party thereto.

Ladies and Gentlemen:

        Reference is hereby made to the five-year Credit Agreement dated as of June 22, 2000 by and among Target Corporation, as Borrower, Bank of America, N.A., as Agent, and the Banks party thereto (as amended, supplemented, modified or amended and restated from time to time, the "Credit Agreement"). The Borrower has requested an amendment with respect to Section 9.01 of the Credit Agreement to allow for the electronic posting of the financial statements, certificates, reports or other information required under certain subsections of Section 5.01 of the Credit Agreement to an Internet website established by IntraLinks.com or other similarly available electronic media.

        The Borrower, the Agent and the Banks hereby agree that Section 9.01 of the Credit Agreement is hereby amended to add the following three sentences to the end thereof:

          Notwithstanding any other provision of this Section 9.01, in the case of any communication required by subsections (a), (b), (c), (d), (f), (g) or (i) of Section 5.01, in addition to the methods of delivery described above, any such communication may be made by the posting of such financial statements, reports, officer's certificates or other information to an Internet website established by the Agent with IntraLinks, Inc. or other similarly available electronic media (a "Posting Website") or, in the case of information required under Sections 5.01 (a), (b) and (g) only, by the posting on the Posting Website of the universal resource locator (URL) where such information may be obtained. Upon the initial establishment of the Posting Website, the Agent shall give notice to each Bank of the URL for the Posting Website in writing by mail or facsimile transmission as described above. Each communication made by the Borrower pursuant to the second preceding sentence, shall be deemed to have been delivered when the information contained therein is posted to the Posting Website.

Target Corporation, Inc.
November 1, 2001

        The Borrower, the Agent and the Banks hereby further agree that Section 9.03(b) of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

          No Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through internet, Intralinks or other similarly available electronic media in connection with the electronic posting of financial statements, certificates, reports or other information to a Posting Website as provided for in Section 9.01 hereof unless such Indemnitee has engaged in gross negligence or willful misconduct as determined by a court of competent jurisdiction with respect to the access to such information.

        None of the terms or conditions of this Letter Agreement may be changed, modified, waived, or canceled, except as provided in the Credit Agreement. Except as specifically set forth herein, the Credit Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

        Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Banks or the Agent under the Credit Agreement, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

Sincerely yours,

Amy A. Krovocheck
Vice President

ACCEPTED AND AGREED TO this 16th day of November, 2001
BANK OF AMERICA, N.A., as Agent, as a Bank and as an Issuing Bank
By:	/s/ Amy A. Krovocheck
Name: Amy A. Krovocheck Title: Vice President

Target Corporation, Inc.
November 1, 2001

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Sam S. Pepper, Jr.
Name:	Sam S. Pepper, Jr.
Title:	Vice President

BANK ONE, NA
By:
Name:
Title:

CITICORP USA, INC.
By:	/s/ Jean M. Bahnke
Name:	Jean M. Bahnke
Title:	Vice President

FLEET NATIONAL BANK
By:	/s/ Kathleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Director

HSBC BANK USA
By:	/s/ Anne Serewicz
Name:	Anne Serewicz
Title:	Senior Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

Target Corporation, Inc.
November 1, 2001

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH
By:
Name:
Title:

THE INDUSTRIAL BANK OF JAPAN LIMITED
By:	/s/ Masashi Sakai
Name:	Masashi Sakai
Title:	General Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
By:
Name:
Title:

THE BANK OF NEW YORK
By:	/s/ William M. Barnum
Name:	William M. Barnum
Title:	Vice President

STANDARD CHARTERED BANK
By:
Name:
Title:

Target Corporation, Inc.
November 1, 2001

STATE STREET BANK & TRUST COMPANY
By:	/s/ Elizabeth Ryan-Catalano
Name:	Elizabeth Ryan-Catalano
Title:	Assistant Vice President

MICHIGAN NATIONAL BANK
By:
Name:
Title:

FIRSTAR BANK, N.A.
By:	/s/ Sandra J. Hartay
Name:	Sandra J. Hartay
Title:	Vice President

SUNTRUST BANK
By:	/s/ Linda L. Dash
Name:	Linda L. Dash
Title:	Vice President

FIRST UNION NATIONAL BANK
By:	/s/ William F. Fox
Name:	William F. Fox
Title:	Vice President

Target Corporation, Inc.
November 1, 2001

BNP PARIBAS
By:	/s/ Jo Ellen Bender
Name:	Jo Ellen Bender
Title:	Director
By:	/s/ Richard L. Sted
Name:	Richard L. Sted
Title:	Central Region Manager

COMERICA BANK
By:	/s/ Timothy O'Rourke
Name:	Timothy O'Rourke
Title:	Vice President

ALLFIRST BANK
By:
Name:
Title:

NATIONAL CITY BANK
By:	/s/ Lisa M. Mahoney
Name:	Lisa M. Mahoney
Title:	Vice President

BANCA DI ROMA—CHICAGO BRANCH
By:	/s/ Joyce Montgomery
Name:	Joyce Montgomery
Title:	Vice President
By:	/s/ Enrico Verdoscia
Name:	Enrico Verdoscia
Title:	Sr. Vice President

Target Corporation, Inc.
November 1, 2001

FIFTH THIRD BANK
By:	/s/ Daniel W. Klus
Name:	Daniel W. Klus
Title:	Assistant Vice President

UMB BANK, N.A.
By:
Name:
Title:

HIBERNIA NATIONAL BANK
By:	/s/ Matt Breaux
Name:	Matt Breaux
Title:	Portfolio Manager
ACKNOWLEDGED AND AGREED this 16th day of November, 2001:
TARGET CORPORATION
By:	/s/ Stephen Kowalke
Name:	Stephen Kowalke
Title:	Vice President and Treasurer